EXHIBIT 10.5


                       AMENDMENT NO. 1 TO OPTION AGREEMENT

          AMENDMENT NO. 1 (this "Amendment"), dated as of February 28, 2006, to the Option Agreement (the "Option Agreement"), dated as of February 17, 2006, by and between QuantRx Biomedical Corporation (the "Investor") and FluoroPharma, Inc., (the "Company"). Capitalized terms appearing herein but not defined herein have the meanings ascribed to such terms in the Investment Agreement, dated as of February 17, 2006, between the Investor and the Company.

                                    RECITALS:

          WHEREAS, the Company and the Investor have entered into the Option Agreement;

          WHEREAS, pursuant to and in accordance with Section 15 of the Option Agreement, the Company and the Investor wish to amend the Option Agreement as set forth in this Amendment;

          NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Company and the Investor agree as follows:

          Section 1. Amendment to the Agreement. (a) Section 1 of the Option Agreement is hereby amended by replacing "230,000 shares" with "260,000 shares."

          Section 2. Entire Agreement. This Amendment constitutes the entire agreement of the Company and the Investor with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Company and the Investor with respect to the subject matter hereof. Except as amended by this Amendment, the Investment Agreement shall continue in full force and effect.

          Section 3. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          Section 4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State (without regard to conflicts of law provisions thereof).

          IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.




                                            QUANTRX BIOMEDICAL CORPORATION


                                            By: /s/ Walter Witoshkin
                                               ---------------------------------

                                            Title:
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                                            FLUOROPHARMA, INC.


                                            By: /s/ David Elmaleh
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                                            Title:
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